UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 6, 2000

                                 BACOU USA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                               0-28040 05-0470688
          (Commission file number) (IRS Employer Identification Number)


                   10 Thurber Boulevard, Smithfield, RI 02917
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333



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Item 5. Other Events.

     Pursuant  to  Form  8-K,   General   Instructions  F,   Registrant   hereby
incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         Exhibit                               Exhibit Title

         Exhibit 99                            Press Release dated July 6, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BACOU USA, INC.
                                    Registrant



                                    By:/s/ Philip B. Barr
                                       -----------------------------------------
                                           Philip B. Barr
                                           President and Chief Executive Officer

Dated:  July 7, 2000